                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 17, 1995


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1995-1
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



          MINNESOTA                   33-53881              APPLIED FOR
- -------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


      Registrant's telephone number, including area code:  (612) 293-3400
                                                           ---------------


                                NOT APPLICABLE
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                                       1
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     ITEM 5.  OTHER EVENTS.
              ------------

              Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on April 17, 1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              (c)  Exhibits.

                   The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                   Exhibit No.    Description
                   -----------    -----------

                      99.1        Monthly Report delivered to
                                  Certificateholders on April 17, 1995.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 17, 1995


                                       MANUFACTURED HOUSING CONTRACT
                                       SENIOR/SUBORDINATE PASS-THROUGH
                                       CERTIFICATE TRUST 1995-1

                                       By  GREEN TREE FINANCIAL CORPORATION
                                           as Servicer with respect to the Trust


                                       By: /s/Phyllis A. Knight
                                           ----------------------------------
                                           PHYLLIS A. KNIGHT
                                           Assistant Vice President and
                                            Assistant Controller

                                       3
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                               INDEX TO EXHIBITS



     EXHIBIT
     NUMBER                                                            PAGE
     ------                                                            ----

      99.1      Monthly Report delivered to Certificateholders           5
                on April 17, 1995.


                                       4